Exhibit 10.4

Execution Version

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is dated and effective as of May 30, 2023 between REED’S, INC., a Delaware corporation (the “Company”), and the Holders party hereto.

WHEREAS, on or about the date hereof, the Company has agreed to sell to certain investors (the “PIPE Investors”) shares of its Common Stock and, in connection with the sale, grant to the PIPE Investors certain registration rights as specified in that Registration Rights Agreement, dated as of May 25, 2023 (the “PIPE Registration Rights Agreement”), between the Company and the PIPE Investors.

WHEREAS, the Company has previously entered into that certain Registration Rights Agreement, dated as of May 9, 2022 (the “Registration Rights Agreement”), with the Holders granting the Holders the registration rights specified therein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto, intending to be legally bound hereby, agree as follows:

1. Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Agreement.

2. Cutback on Shelf Registration. Notwithstanding anything in Section 2(c) of the Registration Rights Agreement to the contrary, the Holders hereby agree that, subject to the payment of Additional Interest pursuant to Section 2(d) of the Registration Rights Agreement, if (i) the Commission or any SEC Guidance sets forth a limitation on the number of securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of such securities) and (ii) such Registration Statement registers (or is filed substantially contemporaneously with a registration statement registering) shares of Common Stock issued or issuable to the PIPE Investors, then unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced in accordance with Section 2(c) of the PIPE Registration Rights Agreement (treating any registration statement filed pursuant to the PIPE Registration Rights Agreement as part of the Registration Statement for this purpose). The Company agrees that it will not file a registration statement registering any shares of Common Stock issued or issuable to the PIPE Investors unless it files a Registration Statement substantially concurrently therewith for purposes of both the PIPE Registration Rights Agreement and the Registration Rights Agreement.

3. Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

4. Reaffirmation of Obligations. The Company hereby ratifies the Registration Rights Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Registration Rights Agreement applicable to it and (b) that it is responsible for the observance and full performance of its obligations thereunder.

5. Miscellaneous. The provisions of Sections 6(a), (f), (h), (i) and (i) through (q) of the Registration Rights Agreement are incorporated into this Amendment as though set forth herein, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

COMPANY:

Reed’s, Inc.

By:	/s/ Norman E. Snyder Jr.
Name:	Norman E. Snyder, Jr
Title:	CEO

HOLDERS:

Whitebox Multi-Strategy Partners, LP

By:	/s/ Jacob Mercer
Name:	Jacob Mercer
Title:	Authorized Signatory

Whitebox Relative Value Partners, LP

By:	/s/ Jacob Mercer
Name:	Jacob Mercer
Title:	Authorized Signatory

Pandora Select Partners, LP

By:	/s/ Jacob Mercer
Name:	Jacob Mercer
Title:	Authorized Signatory

Whitebox GT Fund, LP

By:	/s/ Jacob Mercer
Name:	Jacob Mercer
Title:	Authorized Signatory

[Signature Page to Amendment to Registration Rights Agreement]